Exhibit 99.1

PROG Holdings, Inc. Announces Pricing of Senior Unsecured Notes Offering

SALT LAKE CITY, November 10, 2021 – PROG Holdings, Inc. (NYSE:PRG), the fintech holding company for Progressive Leasing, Vive Financial, and Four Technologies, today announced the pricing of its previously announced offering of $600 million in aggregate principal amount of its 6.00% senior unsecured notes due 2029 (the “notes”) in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in accordance with Regulation S under the Securities Act.

The notes will bear interest at a rate of 6.00% per annum, payable semi-annually on May 15 and November 15 of each year, commencing on May 15, 2022, and will be guaranteed by certain of PROG Holdings’ existing and future domestic subsidiaries. The offering of the notes is expected to close on November 26, 2021 (the “closing date”), subject to customary closing conditions.

The net proceeds from the offering of the notes will be used to repurchase shares of PROG Holdings’ common stock pursuant to the tender offer commenced on November 4, 2021, future additional share repurchases or, to the extent PROG Holdings determines not to repurchase additional shares, for general corporate purposes. The offering of the notes is not conditioned on the consummation of the tender offer. The tender offer is conditioned upon, among other things, the consummation of a debt financing prior to its expiration date on terms reasonably satisfactory to PROG Holdings and resulting in gross proceeds to PROG Holdings of at least $400 million (the “Financing Condition”). The consummation of the above-referenced notes offering on the closing date will satisfy the Financing Condition.

The tender offer is being made pursuant to the Offer to Purchase, the related letter of transmittal and other related materials filed as part of the Schedule TO related to the tender offer with the Securities and Exchange Commission (the “SEC”), and this press release is not an offer to purchase or a solicitation of an offer to sell any shares of common stock in the tender offer. The notes and the guarantees thereof will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This press release does not constitute an offer to sell or the solicitation of an offer to buy the notes or any other securities, nor will there be any sale of notes or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This press release contains information about pending transactions, and there can be no assurance that these transactions will be completed.

About PROG Holdings, Inc.

PROG Holdings, Inc. (NYSE:PRG) is a fintech holding company headquartered in Salt Lake City, UT, that provides transparent and competitive payment options to consumers. PROG Holdings owns Progressive Leasing, a leading provider of e-commerce, app-based, and in-store point-of-sale lease-to-own solutions, Vive Financial, an omnichannel provider of second-look revolving credit products, and Four Technologies, provider of Buy Now, Pay Later payment options through its platform Four. More information on PROG Holdings’ companies can be found at https://www.progholdings.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Statements in this news release regarding our business that are not historical facts are “forward-looking statements” that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements generally can be identified by the use of forward-looking terminology, such as ”continue”, “continued”, “expects”, “expected”, “outlook”, “intends” and similar forward-looking terminology. These risks and uncertainties include factors such as (i) the impact of the COVID-19 pandemic and related measures taken by governmental or regulatory authorities to combat the pandemic, including the impact of the pandemic and such measures on: (a) demand for the lease-to-own products offered by our Progressive Leasing segment, (b) Progressive Leasing’s POS partners, and Vive’s and Four’s merchant partners, (c) Progressive Leasing’s, Vive’s and Four’s customers, including their ability and willingness to satisfy their obligations under their lease agreements and loan agreements, (d) Progressive Leasing’s point-of-sale partners being able to obtain the merchandise its customers need or desire, (e) our employees and labor needs, including our ability to adequately staff our operations, (f) our financial and operational performance, and (g) our liquidity, including risks arising from the increased level of debt that we expect to incur in connection with the tender offer to purchase up to $425 million of our common stock; (ii) changes in the enforcement of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our businesses; (iii) the effects on our business and reputation resulting from Progressives Leasing’s announced settlement and related consent order with the FTC, including the risk of losing existing POS partners or being unable to establish new relationships with additional POS partners, and of any follow-on regulatory and/or civil litigation arising therefrom; (iv) other types of legal and regulatory proceedings and investigations, including those related to consumer protection, customer privacy, third party and employee fraud and information security; (v) our ability to protect confidential, proprietary, or sensitive information, including the personal and confidential information of our customers, which may be adversely affected by cyber-attacks, employee or other internal misconduct, computer viruses, electronic break-ins or “hacking”, or similar disruptions, any one of which could have a material adverse impact on our results of operations, financial condition, and prospects; (vi) increased competition from traditional and virtual lease-to-own competitors and also from competitors of our Vive segment;

(vii) increases in lease merchandise write-offs and the provision for returns and uncollectible renewal payments for Progressive Leasing, especially in light of the COVID-19 pandemic, and for loan losses, with respect to our Vive segment; (viii) the possibility that the operational, strategic and shareholder value creation opportunities expected from the spin-off of PROG Holdings’ Aaron’s Business segment may not be achieved in a timely manner, or at all; (ix) Vive’s business model differing significantly from Progressive Leasing’s, which creates specific and unique risks for the Vive business, including Vive’s reliance on two bank partners to issue its credit products and Vive’s exposure to the unique regulatory risks associated with the lending-related laws and regulations that apply to its business; (x) the effects of any increased expenses or unanticipated liabilities incurred as a result of, or due to activities related to, our recent acquisition of Four; (xi) Four’s business model differing significantly from Progressive Leasing’s and Vive’s, which creates specific and unique risks for the Four business, including Four’s exposure to the unique regulatory risks associated with the laws and regulations that apply to its business; (xii) our ability to consummate the tender offer on the terms and timing described herein, or at all, and to realize the benefits expected from the tender offer; and (xiii) the other risks and uncertainties discussed under “Risk Factors” in the PROG Holdings’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 26, 2021. Statements in this press release that are “forward-looking” include without limitation statements about (i) the execution, timing of, and benefits expected from, the tender offer; (ii) the amount, timing of closing, possible uses of proceeds and benefits expected from the offering of the notes described in this press release; and (iii) our future plans and expectations with respect to capital allocation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, PROG Holdings undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of this press release.

###

Investor Contact

John A. Baugh, CFA

Vice President, Investor Relations

john.baugh@progleasing.com

Media Contact

Mark Delcorps

Director, Corporate Communications

media@progleasing.com